Statement of Operations (USD $)	3 Months Ended	6 Months Ended
	Sep. 30, 2011	Sep. 30, 2011	Sep. 30, 2011
Revenue
Revenue	$ 0	$ 0	$ 0
Expenses
General and Administrative	0	0	285
Professional Fees	3,767	6,393	6,393
Professional Fees - Related Party	0	2,500	10,000
Total Expenses	3,767	8,893	16,678
Provision for Income Taxes	0	0	0
Net Income (Loss)	$ (3,767)	$ (8,893)	$ (16,678)
Basic and Diluted
(Loss) per Share	$ 0.00	$ 0.00
Weighted Average
Number of Shares	5,000,000	5,000,000